Exhibit 3.36

NGÂN HÀNG NHÀ NƯỚC
VIỆT NAM

CỘNG HOÀ XÃ HỘI CHỦ NGHĨA VIỆT NAM
Độc lập- Tự do- Hạnh phúc

Số: 10464/NHNN-QLNH
V/v xuất khẩu vàng nguyên liệu

Hà Nội, ngày 31 tháng 12 năm 2009

Kính gửi: Công ty TNHH khai thác vàng Bồng Miêu

Trả lời đề nghị của Công ty TNHH khai thác vàng Bồng Miêu tại đơn xin xuất khẩu vàng số 287-09/BOGOMIN, Ngân hàng Nhà nước Việt Nam có ý kiến như sau:

1. Đồng ý cho Công ty TNHH khai thác vàng Bồng Miêu được xuất khẩu 600Kg (Sáu trăm kilôgram) vàng nguyên liệu dưới dạng thỏi (hàm lượng khoảng 75% vàng) trong năm 2010 do Công ty khai thác để tinh luyện và bán tại nước ngoài.

2. Công ty TNHH khai thác vàng Bồng Miêu chỉ được xuất khẩu đúng loại vàng do Công ty khai thác ghi tại điểm 1 công văn này và phải thực hiện đúng các quy định về quản lý xuất, nhập khẩu vàng và các quy định pháp luật hiện hành khác có liên quan.

3. Công văn này có giá trị đến hết ngày 31/12/2010.

Nơi nhận:
- Như trên;
- PTĐ Nguyễn Văn Bình (để b/c);
- Tổng cục Hải quan
- Cục quản lý thị trường (Bộ Công thương) } (để phối hợp);
- Lưu: VP, QLNH.

TL.THỐNG ĐỐC
VỤ TRƯỞNG VỤ QUẢN LÝ NGOẠI HỐI

NGÂN HÀNG NHÀ NƯỚC VIỆT NAM

Nguyễn Quang Huy

STATE BANK OF VIETNAM	SOCIALIST REPUBLIC OF VIETNAM
Independence — Freedom — Happiness
No. 10464/NHNN-QLNH
Ha Noi, 31 December, 2009
     To: BONG MIEU GOLD MINING COMPANY LIMITED
Re: Doré gold export
Regarding your Application No. 287-09/BOGOMIN for gold export, the State Bank of Vietnam hereby respond as below:
1.	We approve Bong Mieu Gold Mining Company Limited to export 600 kg (six hundred kilograms) of gold dore bar (75% gold) mined by the Company in year 2010 to be refined and traded overseas.

2.	Bong Mieu Gold Mining Company Limited is only permitted to export the type of gold specified in Article 1 of this letter and is requested to conform to regulations on gold export and import as well as relevant stipulations.

3.	This approval shall take effect until the end of 31 December 2010.

Distribution:	For the Director of the State Bank
- As above	Director of Foreign Exchange Control
- Nguyen Van Binh, the Deputy Director (to report) - General Department of Customs - Market Control Department (Ministry of Industry & Trade)	Department
- File	(signed and sealed) Nguyen Quang Huy

NGÂN HÀNG NHÀ NƯỚC
VIỆT NAM

CỘNG HOÀ XÃ HỘI CHỦ NGHĨA VIỆT NAM
Độc lập- Tự do- Hạnh phúc

Số: 10463/NHNN-QLNH
V/v xuất khẩu vàng nguyên liệu

Hà Nội, ngày 31 tháng 12 năm 2009

Kính gửi: Công ty TNHH vàng Phước Sơn

Trả lời đề nghị của Công ty TNHH vàng Phước Sơn tại đơn xin xuất khẩu vàng số 182-09/PSGC, Ngân hàng Nhà nước Việt Nam có ý kiến như sau:

1. Đồng ý cho Công ty TNHH vàng Phước Sơn được xuất khẩu 1.000kg (Một nghìn kilôgram) vàng nguyên liệu dưới dạng thỏi (hàm lượng khoảng 75% vàng) trong năm 2010 do Công ty khai thác để tinh luyện và bán tại nước ngoài.

2. Công ty TNHH vàng Phước Sơn chỉ được xuất khẩu đúng loại vàng do Công ty khai thác ghi tại điểm 1 công văn này và phải thực hiện đúng các quy định về quản lý xuất nhập khẩu vàng và các quy định pháp luật hiện hành khác có liên quan.

3. Công văn này có giá trị đến hết ngày 31/12/2010.

Nơi nhận:
- Như trên;
- PTĐ Nguyễn Văn Bình (để b/c);
- Tổng cục Hải quan
- Cục quản lý thị trường (Bộ Công thương) } (để phối hợp);
- Lưu: VP, QLNH.

TL.THỐNG ĐỐC
VỤ TRƯỞNG VỤ QUẢN LÝ NGOẠI HỐI

NGÂN HÀNG NHÀ NƯỚC VIỆT NAM

Nguyễn Quang Huy

STATE BANK OF VIETNAM	SOCIALIST REPUBLIC OF VIETNAM
Independence — Freedom — Happiness
No. 10463/NHNN-QLNH
Ha Noi, 31 December, 2009
     To: PHUOC SON GOLD COMPANY LIMITED
Re: Doré gold export
Regarding your Application No. 182-09/PSGC for gold export, the State Bank of Vietnam hereby respond as below:
1.	We approve Phuoc Son Gold Company Limited to export 1,000 kg (One thousand kilograms) of gold dore bar (75% gold) mined by the Company in year 2010 to be refined and traded overseas.

2.	Phuoc Son Gold Company Limited is only permitted to export the type of gold specified in Article 1 of this letter and is requested to conform to regulations on gold export and import as well as relevant stipulations.

3.	This approval shall take effect until the end of 31 December 2010.

Distribution:	For the Director of the State Bank
- As above	Director of Foreign Exchange Control
- Nguyen Van Binh, the Deputy Director (to report) - General Department of Customs	Department
- Market Control Department (Ministry of Industry & Trade) - File	(signed and sealed) Nguyen Quang Huy